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                                                                   EXHIBIT 10.47
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                             PEERLESS GROUP, INC.
                            1997 STOCK OPTION PLAN

                            As Amended and Restated
                               February 18, 1997

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                             PEERLESS GROUP, INC.

                            1997 STOCK OPTION PLAN


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                               TABLE OF CONTENTS


SECTION             SUBJECT MATTER                          PAGE
-------             --------------                          ----

1.     Purpose of the Plan.....................................1

2.     Stock Subject to the Plan...............................2

3.     Administration of the Plan..............................2

4.     Types of Awards Under the Plan..........................4

5.     Persons to Whom Options Shall be Granted................4

6.     Factors to Be Considered in Granting Options............4

7.     Time of Granting Options................................5

8.     Terms and Conditions of Options.........................5

9.     Medium and Time of Payment.............................12

10.    Rights as a Shareholder................................13

11.    Employment Status......................................13

12.    Adjustments or Changes in Capitalization...............14

13.    Investment Purpose.....................................17

14.    No Obligation to Exercise Option.......................17

15.    Modification, Extension, and Renewal of Options........17

16.    Effective Date of the Plan.............................18

17.    Termination of the Plan................................18

18.    Amendment of the Plan..................................18

19.    Tax Withholding........................................18

20.    Indemnification of Committee...........................19

21.    Application of Funds...................................19

22.    Governing Law..........................................19

23.    Effect on Previously Granted Options...................19
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                             PEERLESS GROUP, INC.

                            1997 STOCK OPTION PLAN


     THIS PEERLESS GROUP, INC. 1997 STOCK OPTION PLAN (The "Plan") is made and entered into as of the 18th day of February, 1997, by PEERLESS GROUP, INC., a Delaware corporation (the "Company"). The Plan shall be effective on the date it is approved by the Company's stockholders (the "Effective Date").

                              W I T N E S S E T H

     WHEREAS, the Company established and adopted the PEERLESS SYSTEMS, INC. STOCK OPTION PLAN, an incentive stock option plan, originally effective January 1, 1990, for the benefit of the eligible employees of the Company; and

     WHEREAS, the Plan is intended to qualify under Section 422 (formerly
Section 422A) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the Plan was amended and restated as the PEERLESS SYSTEMS, INC. AMENDED AND RESTATED STOCK OPTION PLAN, effective as of October 1, 1990; and

     WHEREAS, the Company merged with, and assumed the name Peerless Group, Inc. on or about August 1, 1996; and

     WHEREAS, the Company desires to make certain amendments and modifications to the Plan and to acknowledge the Company's name change.

     NOW, THEREFORE, effective as of February 18, 1997, and as otherwise provided herein, the Company hereby amends and restates the Plan upon the following terms and conditions:

      1. PURPOSE OF THE PLAN. The Plan is intended to encourage ownership of the common stock of the Company by certain officers, directors, employees and advisors of the Company, including, without limitation, any division of the Company, or any Subsidiary or Subsidiaries of the Company (as hereinafter defined), in order to provide additional incentive for such persons ("Optionees") to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its divisions or Subsidiaries by providing such persons opportunities to benefit from appreciation of the common stock of the Company through the issuance of stock options to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options (the


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1997 STOCK OPTION PLAN
                                    Page 1
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"Incentive Options") within the meaning of Section 422 of the Code, or options which do not constitute Incentive Options (the "Nonqualified Options") (Incentive Options and nonqualified Options shall collectively be referred to as the "Options"), as determined by the Committee (as hereinafter defined) at the time of issuance of such options. As used herein, the term Subsidiary or Subsidiaries shall mean (i) any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.

      2.  STOCK SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 12 hereof, the maximum number of shares of Common Stock that may be issued pursuant to Options granted under the Plan on and after the Effective Date is (a) Four Hundred Fifty Thousand (450,000) shares; plus (b) shares of Common Stock previously subject to Options which are forfeited, terminated, settled in cash in lieu of Common Stock, or expire unexercised; plus (c) without duplication for shares counted under the immediately preceding clause, a number of shares of Common Stock equal to the number of shares repurchased by the Company in the open market or otherwise and having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the sale of shares of Common Stock under the Plan; plus (d) any shares of Common Stock surrendered to the Company in payment of the exercise price of Options issued under the Plan. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

      3.  ADMINISTRATION OF THE PLAN.

     (a) GENERAL. The Plan shall be administered and interpreted by an administrative committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not fewer than two (2) persons. Any member of

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 2
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the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy in the membership of the Committee may be filled by appointment by the Board.

     Membership on the Committee shall be limited to those members of the Board who are "Non-employee Directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), and who are "Outside Directors" under Section 162(m) of the Code. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act by such meeting or take action by unanimous written consent or by means of a meeting held by conference telephone call pursuant to which all persons participating in the meeting can hear each other.

     (b) PLAN INTERPRETATION AND ADMINISTRATION. Any interpretation, determination or other action made or taken by the Committee with respect to the Plan, or Options issued thereunder shall be final, binding and conclusive on all interested parties.

     The Committee shall have full authority, in its discretion, to determine those key employees who shall participate in the Plan, and the number of shares to be covered by options granted to each participant and any and all terms and provisions of the Options granted hereunder. Upon issuing each Option under the Plan, the Committee shall report to the Board of Directors the names and information with respect to all Options granted.

     The Committee may adopt such rules and regulations for the administration of the Plan as it deems advisable and shall have full authority, in its discretion, to amend such rules and regulations. The Committee may request advice or assistance or employ such persons as it deems necessary for proper administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted pursuant to the Plan.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, 'Applicable Law'), to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant options that are not subject to

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 3
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such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Options.

     (c) CHANGES IN APPLICABLE LAW. If the Applicable Laws relating to Options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Options to conform to such changes in Applicable Law without the necessity of obtaining further shareholder approval thereof, unless any such change shall require such approval.

      4. TYPES OF AWARDS UNDER THE PLAN. Subject to the applicable provisions of the Plan, awards under the Plan may be in the form of Incentive Options or Nonqualified Options, or a combination thereof.

      5.  PERSONS TO WHOM OPTIONS SHALL BE GRANTED.

     (a) NONQUALIFIED OPTIONS. Nonqualified Options shall be granted only to officers, directors, employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of such Nonqualified Options, are either officers, directors, employees or advisors of the Company or a Subsidiary. For the purposes of this Plan, "advisor" means any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant an Option in accordance with the Plan, so long as bona fide services are rendered by such person and such services have not been rendered in connection with the offer or sale of securities in a capital raising transaction.

     (b) INCENTIVE OPTIONS. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of such Incentive Option are either an employee of the Company or a Subsidiary. Except as set forth in
Section 8(g) hereof, no person shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of capital stock of the Company (a "10% Shareholder").

     (c) MAXIMUM INDIVIDUAL GRANTS. No Optionee may receive, during any fiscal year of the Company, Options covering an aggregate of more than one hundred thousand (100,000) shares of Common Stock.

      6.  FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.  In

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 4
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making any determination as to individual persons to whom Options shall be granted and the number of shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant for purposes of accomplishing the intents and purpose of the Plan.

      7. TIME OF GRANTING OPTIONS. The granting of an Option shall be effected only pursuant to a written option agreement (the "Option Agreement") acceptable in form and substance to the Committee, subject to the terms and conditions hereof, including, without limitation, those provisions set forth in Section 8 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this
Section 7.

      8. TERMS AND CONDITIONS OF OPTIONS. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to the following minimum terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

     (a) NUMBER OF SHARES. Each Option shall state the number of shares of Common Stock covered and represented thereby.

     (b) TYPE OF OPTION. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

     (c)  OPTION PERIOD.

          (1) General. Each Option shall state the date upon which it is
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granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option, subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant thereof; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof. If the Committee imposes conditions upon the exercise of an Option, then subsequent to the date of grant of such Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Option may be exercised.

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 5
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     (2) Termination of Employment.  Except as otherwise provided in case of
         -------------------------
Disability (as hereinafter defined), death or Change of Control (as hereinafter defined), all Options held by an Optionee who is an employee of the Company or a Subsidiary shall terminate and no longer be exercisable after thirty (30) days following the date of termination of such Optionee's employment with the Company or a Subsidiary; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, subject to the limitation that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

     (3) Cessation of Service as Director or Advisor.  Except as otherwise
         -------------------------------------------
provided in case of Disability, death or Change of Control, all Options held by an Optionee who was a director or advisor of the Company or a Subsidiary shall terminate and no longer be exercisable after thirty (30) days following the date such Optionee ceases to be a director or advisor of the Company or such Subsidiary; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

     (4) Disability.  If an Optionee's employment is terminated by reason of the
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permanent and total Disability (as hereinafter defined) of such Optionee or if an Optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such Optionee, all Options held by such Optionee shall terminate and no longer be exercisable after thirty (30) days following the date such Optionee qualifies for long-term disability benefits under the Company's disability plan or insurance policy, or, if no such plan or policy exists or is applicable to Optionee, ninety (90) days following the date of termination of the Optionee's employment or the date such Optionee ceases to be a director or advisor of the Company or such Subsidiary, as the case may be, subject to (i) the condition that no Option shall be exercisable after the expiration of ten
(10) years from the date it is granted and (ii) to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. For purposes of this Plan, the term "Disability" means that an Optionee is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence or applicable to

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 6
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Optionee, that the Optionee, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of ninety (90) consecutive days, as determined in good faith by the Committee; provided that, with respect to any
                                           -------- ----
Incentive Stock Option, "Disability" shall have the meaning given it under the rules governing Incentive Options under the Code.

     (5) Death.  If an Optionee dies while in the employ of the Company or a
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Subsidiary, or while serving as a director or advisor of the Company or such
Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one
(1) year after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Options directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise such Option at the date of such Optionee's death, subject to (i) the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and (ii) to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

     (6) Acceleration and Exercise Upon Change of Control. Notwithstanding the
         ------------------------------------------------
preceding provisions of this Section 8(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as each incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control (as hereinafter defined) of the Company, so that such Option shall thereupon become exercisable immediately in part or in its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

         (i) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act")) of an aggregate of 20% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 15% of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial

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1997 STOCK OPTION PLAN
                                    Page 7
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     ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company's outstanding voting securities on the date of this Plan; provided, however, that
                                          --------  -------
     notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (w) Rodney L. Armstrong, Jr. or a corporation, partnership or limited liability company owned solely by him,
     (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors (defined below).

         (ii) the cessation of control (by virtue of their not constituting a majority of directors) of the Board of Directors of the Company by individuals (the "Continuing Directors") who either (x) at the Effective Date were directors or (y) become directors after the Effective Date and whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the Effective Date or whose election or nomination for election was previously so approved;

         (iii) Following the Effective Date of this Amendment and Restatement of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than forty percent (40%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company;

         (iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities;

         (v) The Company transfers more than fifty percent (50%) of its assets, or the last of a series of transfers results in the transfer of more than fifty percent (50%) of the assets of the Company, to another

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
                                    Page 8
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       corporation that is not directly or indirectly wholly-owned by the
       Company. For purposes of this subsection 8(c)(6)(v), the determination of what constitutes more than fifty percent (50%) of the assets of the Company shall be determined based on the sum of the values attributed to
       (i) the Company's real property as determined in good faith by the Committee, and (ii) the net book value of all other assets of the Company, each determined as of the date of the transaction involved; or

            (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

     In addition, upon the occurrence of a Change of Control, any Options previously granted under the Plan, to the extent not already exercised, may be exercised in whole or in part, either immediately or at any time during the term of the Option, as such holder shall elect.

     (d) OPTION PRICES. The purchase price or prices of the shares of the Common Stock which shall be offered to any person under the Plan and covered by an Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock at the time of granting such Option or such greater purchase price as may be determined by the Committee at the time of granting such Option; provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of Common Stock covered by such Incentive Option shall not be less than one hundred ten percent (110%) of the fair market value of such shares on the date such Incentive Option is granted. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the date the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the Option is granted or, if no sale of the Common Stock of the Company shall have been made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN

     (e) EXERCISE OF OPTIONS. To the extent that a holder of an Option has a current right to exercise, such Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by Section 8(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares as provided for in Section 9 hereof and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to either Section 8(c)(4) or Section 8(c)(5) hereof, by any person or persons other than the Optionee, such notice shall also be accompanied by appropriate proof of the right and authority of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received; provided that if the Optionee has exercised an Incentive Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

     (f) TRANSFERABILITY OF OPTIONS.  Except as otherwise provided in this
Section 8(f), an Option granted pursuant to the Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in
Section 8(c)(4) hereof during the Optionee's lifetime. Incentive Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's legally authorized representative, and each Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by an Optionee of a beneficiary will not constitute a transfer of the Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 8(f) that is not required for compliance with Section 422 of the Code. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Option to be granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse,

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1997 STOCK OPTION PLAN
children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
(iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any
                     -------------
such transfer, (y) the Option Agreement pursuant to which such Nonqualified Option is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Options shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Nonqualified Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 2, 9, 11, 12, 14, 15 and 18 hereof the term "Optionee" shall be deemed to include the transferee. The events of termination of Options shall continue to be applied with respect to the original Optionee, following which the Nonqualified Options shall be exercisable by the transferee only to the extent and for the periods specified in the Option Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Option of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Option that has been transferred by an Optionee under this
Section 8(f).

     (g) LIMITATIONS ON 10% SHAREHOLDERS. No Incentive Option may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted and
(ii) such Incentive Option expires on a date not later than five (5) years from the date such Incentive Option is granted.

     (h) LIMITS ON VESTING OF INCENTIVE OPTIONS. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such Option shall be treated as an Option which is not an Incentive Option.

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1997 STOCK OPTION PLAN

     (i) COMPLIANCE WITH SECURITIES LAWS. The Plan and the grant and exercise of the rights to purchase of Common Stock hereunder, and the Company's obligations to sell and deliver shares of Common Stock upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws and related rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange or consolidated trading system upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the Optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems it necessary, include provisions in the Option Agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company, acting in the judgment of and through the Committee, as necessary from time to time during the term of the Plan to assure compliance with such laws. Such changes may be made with respect to any particular Option or Common Stock issued upon exercise thereof.

     Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the 1933 Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER
     (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
     (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN

     LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER."

     (j) ADDITIONAL PROVISIONS. Each Option Agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of such Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of such Incentive Option as shall be necessary in order that the Option will be an "incentive stock option" as defined in Section 422 of the Code.

      9. MEDIUM AND TIME OF PAYMENT. The purchase price of the shares of Common Stock as to which an Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of such Option, (ii) by tendering to the Company shares of Common Stock having a fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, (iii) partly in cash and partly in shares of Common Stock valued at fair market value as of the date of receipt of such shares by the Company, (iv) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. Cash payment for the shares of the Common Stock purchased upon exercise of any Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of Common Stock purchased and no certificate evidencing such shares will be issued until the personal check clears payment through normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be deemed null and void. In the event the Optionee tenders shares of Common Stock in full or partial payment for the shares being purchased pursuant to exercise of an Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock power(s) endorsed in favor of the Company with the signature on such stock power(s) being guaranteed. If an Optionee tenders shares, such Optionee shall thereupon assume sole and full responsibility for the tax consequences, if any, to such Optionee arising therefrom, including the possible application of Section 424(c) of the Code, or its successor Code section, which negates nonrecognition of income with respect to such transferred shares,

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
if such transferred shares have not been held for the minimum statutory holding period to qualify for preferential tax treatment.

      10. RIGHTS AS A SHAREHOLDER. The holder of an Option shall have no rights as a shareholder with respect to the shares covered by the Option until the due exercise of the Option, and the date of issuance of one or more stock certificates to such holder evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 hereof.

      11. EMPLOYMENT STATUS. No action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the Optionee the right to be retained in the employ of the Company or such Subsidiary, or to limit or restrict the right of the Company or such Subsidiary, as applicable, to terminate the employment of any employee of the Company or such Subsidiary, with or without cause.

      12. ADJUSTMENTS OR CHANGES IN CAPITALIZATION.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company (the "Shareholders"), the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise price per share thereof specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision, exchange, or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date such Option is granted, so that upon exercise of such Option, the Optionee shall receive the same number of shares, as applicable, the Optionee would have received had the Optionee been the holder of all shares subject to such Optionee's outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock.

     (b) REORGANIZATION, DISSOLUTION OR LIQUIDATION. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Options that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving,

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
resulting or consolidated company which were distributed or distributable to the Shareholders in respect to each share of Common Stock held by them, such outstanding Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Options. In case the Company shall, at any time while any Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Optionee shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Optionee would have been entitled to receive under the Option, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise prices then in effect with respect to each Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution. In the event of any recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of Common Stock) affecting the Common Stock, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee may deem appropriate, and the number of shares issuable pursuant to any Option theretofore granted (whether or not then exercisable) and/or the exercise price per share of such Option shall be subject to such adjustment as the Committee may deem appropriate with a view toward preserving the value any of such Option.

     (c) RECLASSIFICATION; CHANGE IN PAR VALUE. In the event of a reclassification or change in the Common Stock of the Company as presently constituted, which change is limited to a reclassification or change of all of its authorized shares with par value into the same number of shares with a different par

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

     (d) NOTICE OF ADJUSTMENTS. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 14 relate to the capital stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the Optionee.

     (e) EFFECT UPON HOLDERS OF OPTIONS. Except as hereinbefore expressly provided in this Section 12, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to such Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:

        (1) The grant or exercise of any other options which may be granted or exercised under this Plan or any other qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

        (2) The sale of any shares of Common Stock in any public offering of securities by the Company, including, without limitation, shares sold upon the exercise of any overallotment option granted to underwriters in connection with such offering;

        (3) The issuance, sale or exercise of any warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN

        (4) The issuance or sale of rights, promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities (the "Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

        (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

        (6) Upon any amendment to or change in the terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

     (f) RIGHT OF COMPANY TO MAKE ADJUSTMENTS. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. Options may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

      13. INVESTMENT PURPOSE. Each Option under the Plan shall be granted on the condition that the purchase of the shares of Common Stock thereunder shall be for investment purposes, and not

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
with a view to resale or distribution thereof; provided, however, that in the event the shares of stock subject to such Option are registered under the 1933 Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law or regulation, or rule of any governmental agency.

      14. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option pursuant to the Plan shall impose no obligation upon the Optionee to exercise such Option.

      15. MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options, if applicable, each to the extent not theretofore exercised. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, adversely affect any rights or obligations under any Option theretofore granted under the Plan.

      16. EFFECTIVE DATE OF THE PLAN. This Amendment and Restatement of the Plan shall become effective on the Effective Date.

      17. TERMINATION OF THE PLAN. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

      18. AMENDMENT OF THE PLAN. The Plan may be terminated at any time by the Board of Directors of the Company. Subject to the limitations set forth in this
Section 18, the Board of Directors of the Company may at any time and from time to time, without the consent of the Optionees or the Shareholders of the Company, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval under Section 422 of the Code or in order for the Plan and Options granted under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the committee, be applicable to any outstanding Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Option Agreement. In the event of

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN
any such amendment to the Plan, the holder of any Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Option Agreement relating thereto. Unless required by law, the termination or any modification or amendment of the Plan shall not, without the consent of the Optionee, adversely affect such Optionee's rights under any Option, if any, theretofore granted to such Optionee.

      19. TAX WITHHOLDING. Whenever an Optionee shall recognize compensation income as a result of the exercise of any Option granted under the Plan, such Optionee shall remit in cash or Common Stock (which may at the discretion of the Optionee be effected by the actual delivery of shares of Common Stock by the Optionee or by the Company's withholding a number of shares to be issued upon the exercise of the Option) or other securities of the Company to the Company or a Subsidiary the minimum amount of federal income and employment tax withholding which the Company or such Subsidiary is required to remit to the Internal Revenue Service in accordance with the then applicable provisions of the Code. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Option pursuant to Section 8(f), the Optionee who assigns the Nonqualified Option shall remain subject to withholding taxes upon exercise of the Nonqualified Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. The full amount of such withholding shall be paid simultaneously with the award or exercise of an Option.

      20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

PEERLESS GROUP, INC.
1997 STOCK OPTION PLAN

      21. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

      22. GOVERNING LAW. Except to the extent governed by the applicable provisions of the Code or Federal securities laws, this Plan shall be governed by and construed in accordance with the laws of the State of Texas.

      23. EFFECT ON PREVIOUSLY GRANTED OPTIONS. The amendments effected hereby shall not affect any Option granted under the Peerless Systems, Inc. Amended and Restated Option Plan.

     IN WITNESS WHEREOF, this Plan is executed by the undersigned officers of Peerless Group, Inc. each being hereunto duly empowered and authorized, on this 18th day of February, 1997.

                              PEERLESS GROUP, INC.



                              By: /s/ GARY J. AUSTIN
                                 -------------------------------------
                                 Gary J. Austin, President

ATTEST:

 /S/ ANN L. PUDDISTER
------------------------------------
ANN L. PUDDISTER, Secretary